UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): February 20, 2002

CONSUMER DIRECT OF AMERICA

Nevada	88-0471353	000-32745

(State of Other of Incorporation)	(IRS Employer Identification No.)	(Commission File Number)

6330 South Sandhill Road Las Vegas, 89120

(Address of Principle Executive Offices)

Registrant’s telephone number, including area code: (702) 547-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

INDEX TO EXHIBITS
EXHIBIT 2.1

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On February 20th 2002 Blue Star Coffee, Inc., a Nevada corporation (the “Registrant”) acquired Consumer Capital Holding, Inc. (“CCHI”); a Nevada corporation through a stock exchange affected pursuant to an Acquisition Agreement dated February 20th 2002 (the “Agreement”). Pursuant to the Agreement the stockholders of CCHI transferred to the Registrant all of the issued and outstanding shares of capital stock of CCHI and the Registrant issued to the stockholder of CCHI an aggregate of 20,957,985 shares of the common stock, par value $0.001, per share, of the Registrant. The amount of consideration was determined by arms length negotiations between the Registrant and the stockholders of CCHI.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Page
(a)	Financial Statements
Consumer Capital Holding Inc
Independent Auditors’ Report
Consolidated Statement of Operations for the period from
May 16, 2001 (inception) through December 31, 2001
Consolidated Statement of Changes in Stockholders’ Equity
For the period from May 16, 2001 (inception) through
December 31, 2001
Consolidated Statement of Cash Flows for the period from
May 16, 2001 (inception) through December 31, 2001
Notes to Consolidated Financial Statements

(b)	Unaudited Pro Forma Condensed Financial Statements
Pro Forma Condensed Consolidated Balance Sheet as of Feb 20, 2002
Pro Forma Condensed Consolidated Statement of Operations for the period
January 1, 2002 through February 20, 2002
Pro Forma Condensed Consolidated Statement of Operations for the year
Ended December 31, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Wayne K. Bailey

Wayne K. Bailey
Chief Financial Officer

Dated: February 24, 2004

May 3, 2002

Independent Auditor’s Report

To the Board of Directors and Stockholders of
Consumer Capital Holdings, Inc.

     We have audited the accompanying consolidated balance sheet of Consumer Capital Holdings, Inc. (the “Company”) as of December 31, 2001, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the period from May 16, 2001 (inception) through December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Consumer Capital Holding, Inc. as of December 31, 2001 and the results of its operations and its cash flows for the period from May 16, 2001 (inception) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Lesley, Thomas, Schwarz & Postma, Inc. A Professional Accountancy Corporation Newport Beach, California

CONSUMER CAPITAL HOLDINGS, INC
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2001

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$244
Accounts receivable	44,943
Due from affiliates (Note 8)	15,000
Due from preferred stockholders	113,185
Employee advances	6,800
Prepaid expenses	1,238

Total current assets	181,410
PROPERTY AND EQUIPMENT, net (Note 4)	1,990,663
DEPOSITS	23,101

Total assets	$2,195,174

See the accompanying notes to these financial statements

CONSUMER CAPITAL HOLDINGS, INC
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2001

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Notes payable (Note 8)	$198,987
Current portion of capital lease obligation (Note 6)	4,406
Accounts payable	98,159
Accrued interest payable	43,834
Other accrued expenses	38,752
Deferred revenues	234,500

Total Current liabilities	618,638

CAPITAL LEASE OBLIGATION, less current portion (Note 6)	3,072

COMMITMENTS AND CONTINGENCIES	498,000
PARTICIPATING INVESTMENT CERTIFICATES (Note 10)
STOCKHOLDERS’ EQUITY
Preferred Stock, $0.001 par value 5,000,000 shares authorized, 2,000,000 shares issued and outstanding	2,000
Common stock, $0.001 par value 20,000,000 shares authorized 9,500,000 shares issued and outstanding	9,500
Additional paid – in capital	2,067,251
Accumulated deficit	(1,003,287)

Total stockholders’ equity	1,075,464
Total liabilities and stockholders’ equity	$2,195,174

See the accompanying notes to these financial statements

CONSUMER CAPITAL HOLDINGS, INC
CONSOLIDATED STATEMENT OF OPERATIONS

May 16, 2001
(Inception)
Through
December 31, 2001

REVENUES
Marketing revenues and commissions	$515,088
Licensing agreements (Note 8)	49,833

EXPENSES
Commissions, compensation and benefits expense	846,162
Selling, general and administrative expense	722,046

1,568,208

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,003,287)
PROVISION FOR INCOME TAXES	—

NET LOSS	$(1,003,287)

Basic and diluted (loss) per common share	$(.24)

See the accompanying notes to these financial statements

CONSUMER CAPITAL HOLDINGS, INC
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
PERIOD MAY 16, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance, May 16, 2001 (Inception)	—	$—	—	$—	$—	$—	$—
Issuance Of Common Stock for Services	—	—	2,200,000	2,200	2,288	—	4,488
Issuance Of Common Stock For Acquisition Of Consumer Direct, Inc. June, 2001	—	—	2,200,000	2,200	2,288	—	4,488
Issuance Of Preferred Stock For Acquisition Of Property And Equipment August, 2001	2,000,000	2,000	—	—	2,057,371	—	2,059,371
Issuance Of Common Stock For Services November, 2001	—	—	5,100,000	5,100	5,304	—	10,404
Net Loss	—	—	—	—	(1,003,287)	(1,003,287)	(1,003,287)

Balance, December 31, 2001	2,000,000	$2,000	9,500,000	$9,500	$2,067,251	$(1,003,287)	$(1,075,464)

See the accompanying notes to these financial statements

CONSUMER CAPITAL HOLDINGS, INC
CONSOLIDATED STATEMENT OF CASH FLOWS

May 16, 2001
(Inception)
Through
December 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,003,287)
Adjustments to reconcile net loss to net cash in operating activities
Depreciation and amortization	155,826
Services provided in exchange for issuance of common stock	14,892
Changes in operating assets and liabilities
Increase in accounts receivable	(44,943)
Increase in prepaid expenses	(1,238)
Increase in deposits	(23,101)
Increase in accounts payable	77,061
Increase in accrued interest payable	43,834
Increase in other accrued expenses	38,752
Increase in deferred revenues	234,500

Net cash used in operating activities	(507,704)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(19,904)
Net increase in due from affiliates	(15,000)
Due from preferred stockholders	(113,185)
Employee Advances	(6,800)

Net cash used in investing activities	(154,889)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of notes payable	164,837
Proceeds from issuance of participating investment certificates	498,000

Net cash provided by financing activities	662,837

NET INCREASE IN CASH AND CASH EQUIVALENTS	244
CASH AND CASH EQUIVALENTS, beginning of period	—

CASH AND CASH EQUIVALENTS, end of period	$244

See the accompanying notes to these financial statements

CONSUMER CAPITAL HOLDINGS, INC
CONSOLIDATED STATEMENT OF CASH FLOWS
(CONTINUED)

May 16, 2001
(Inception)
Through
December 31, 2001

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period of interest	$—
Cash paid during the period of income taxes	$—
SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS
During the period ended December 31, 2001, the Company issued stock in exchange for Services provide valued at $4,488.
During the period ended December 31, 2001, the Company financed the purchase of equipment Valued at $7,478 with a capital lease.
During the period ended December 31, 2001, the Company issued preferred stock in exchange For property and equipment valued at $2,059,371.
During the period ended December 31, 2001, the Company issued common stock in exchange for all the outstanding shares of Consumer Direct, Inc. the fair value of the net assets acquired was $4,488.

See the accompanying notes to these financial statements

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED BALANCE SHEET
AS OF FEBRUARY 20, 2002
UNAUDITED

		Blue Star
	CCH, Inc.	Coffee, Inc.	Combined

ASSETS
ASSETS:
Current assets:
Cash	$73,239	$790	$74,029
Accounts receivable	390,502	7,000	397,502
Employee advances	4,500	—	4,500
Due from affiliates	310,419	—	310,419
Prepaid expenses	3,651	—	3,651

Total current assets	782,311	7,790	790,101

Fixed assets:
Property and equipment, net	1,939,920	1,356	1,941,276

Total fixed assets	1,939,920	1,356	1,941,276

TOTAL ASSETS	$2,722,231	$9,146	$2,731,377

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Current liabilities:
Accounts payable & accrued expenses	$74,156	$—	$74,156
Notes payable, net of deferred interest	66,246	27,470	93,716
Current portion of long-term debt	160,000	—	160,000

Total current liabilities	300,402	27,470	327,872

Long-term portion of amounts due under acquisition agreement, net of deferred interest	778,453	—	778,453

TOTAL LIABILITIES	1,078,855	27,470	1,106,325

Stockholders’ equity:
Preferred Stock	2,000	—	2,000
Common Stock	7,300	5,693	12,993
Additional paid-in capital - Common stock	2,120,916	349,976	2,470,892
Accumulated (deficit) during development stage	(486,840)	(373,993)	(860,833)

Total stockholders’ equity	1,643,376	(18,324)	1,625,052

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,722,231	$9,146	$2,731,377

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED INCOME STATEMENT
FOR THE PERIOD JANUARY 1, 2002 THROUGH FEBRUARY 20, 2002
UNAUDITED

		Blue Star
	CCH, Inc.	Coffee, Inc.	Combined

REVENUES:
Marketing revenues and commissions
Licensing agreements	$445,000	$—	$445,000
Loan origination	17,954	—	17,954

Total revenues	462,954	—	462,954

EXPENSES:
Selling, general and administrative	$223,403	$—	$223,403

Total expenses	223,403	—	223,403

OPERATING INCOME	239,551	—	239,551

OTHER EXPENSES:
Interest expense	117	—	117

Total other expenses	117	—	117

NET ORDINARY INCOME	$239,434	$—	$239,434

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDING DECEMBER 31, 2001
UNAUDITED

		Blue Star
	CCH, Inc.	Coffee, Inc.	Combined

REVENUES:
Marketing revenues and commissions	$31,902	$—	$31,902
Licensing agreements	49,833	—	49,833
Loan origination	48,663	—	48,663

Total revenues	130,398	—	130,398

EXPENSES:
Selling, general and administrative	$662,636	$373,733	$1,036,369
Depreciation expense	149,877	151	150,028

Total expenses	812,512	373,884	1,186,396

OPERATING INCOME / (LOSS)	(682,114)	(373,884)	(1,055,998)

OTHER INCOME / (EXPENSES):
Interest expense	(44,186)	—	(44,186)

Total other income/(expenses)	(44,186)	—	(44,186)

NET ORDINARY INCOME (LOSS)	$(726,300)	$(373,884)	$(1,100,184)

(c) EXHIBITS (in accordance with Item 601 of Regulation S-K)

2.1 Acquisition Agreement dated February 20, 2002, between the Registrant and the Former stockholders of Consumer Capital Holding, Inc.

The registrant agrees to furnish the schedules and exhibits to the Acquisition Agreement supplemental to the Securities and Exchange Commission upon request: provided, however, that the Registrant reserves the right to seek confidential treatment for those schedules and exhibits which it deems confidential.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BLUE STAR COFFEE, INC.